SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011

DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

State of Delaware	1-4018	53-0257888
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3005 Highland Parkway, Suite 200,
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On June 16, 2011, Dover Corporation (the “Company”) is making a presentation at the Deutsche Bank 2011 Global Industrials and Basic Materials Conference in Chicago, Illinois. A copy of the presentation slides is being posted on the Company’s website (http://www.dovercorporation.com) at the beginning of the time slot for Dover’s presentation at the Conference and can be found in the Investor Information section of the website. Attached hereto as Exhibit 99.1 is a copy of the presentation materials.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this report:
99.1	Dover Corporation presentation at the Deutsche Bank Global Industrials and Basic Materials Conference

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2011	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt Joseph W. Schmidt, Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dover Corporation presentation at the Deutsche Bank Global Industrials and Basic Materials Conference